Exhibit 99.2

The Dial Corporation Greg Tipsord Sr. Vice President/General Manager Personal Cleansing Business Unit October 1, 2002

Dial Corporation/Personal Cleansing Overview Personal Cleansing Category Personal Cleansing Performance Bar Soap Liquid Hand Soap Body Wash Future Outlook

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company. Safe Harbor

$1.3B Consumer Products Company 4 Core Business Units Personal Cleansing Laundry Care Air Fresheners Canned Meat The Dial Corporation

ISC/Ind Chemicals Dial Corp Personal Cleansing

Personal Cleansing Laundry Care % of Rev. 28 72 28 % of Dial Corp Revenue Personal Cleansing Business Unit Balance Dial Corporation Dial Corp Personal Cleansing Source: Dial Corporation Revenue Personal Cleansing % of Revenue

Dial Corp Personal Cleansing Market Share Methodology Wal-Mart stopped releasing data to IRI and Nielsen in the second half of '01 Combine Nielsen scan data (Food, Drug, Target, Kmart) with Nielsen Wal-Mart Household Panel data

U. S. Personal Cleansing Category Bars Body Wash Liquid Hand % of Rev. 67.9 17.4 13.9 0.8 Bar Soaps $1,325MM Body Wash $325MM Liquid Hand $275MM 67.9% 17.4% 13.9% $1.9B U.S. Category 1997 Bars continue to be the dominant form but have declined as Body Wash drives growth. Source: IRI Scan 1997; ACNielsen 52 Wks ending 8/10/02 Scan + Panel $2.2B U.S. Category Latest 52 Wks Bars Body Wash Liquid Hand Hand San % of Rev. 58.4 25.6 14.3 1.7 Bar Soaps $1,300MM Body Wash $575MM Liquid Hand $325MM 58.4% 25.6% 14.3% All Other $25MM 0.8% All Other $50MM 1.7%

Lever Dial P&G Colgate A/O East 37 18 17 16 12 Colgate (16 share) P & G (17 share) Lever (37 share) Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel Dial is the #2 manufacturer in market share, as measured by dollars. Dial (18 share) All Other (12 share) U. S. Personal Cleansing Category

The Dial brand is the #1 brand on a volume basis and the #2 brand on a dollar basis. Dial Dove Soft Soap Priv Lbl Irish Spring Zest Lever 2000 East 15.8 12.4 10.1 8.9 8.3 6.9 6.4 Dove Dial Sft Soap Lver 2000 Iris Sprng Cares Olay East 19.3 13.9 8.9 7.3 6.4 6.4 6.1 U. S. Market Share (Dollars) U. S. Market Share (Volume) Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel U. S. Personal Cleansing Category

Dial Corporation market share has grown steadily, gaining 4 share points in the past 5 years. 1997 1998 1999 2000 2001 2002 YTD Dial 14.8 14.5 14.9 15.6 17 17.8 Market Share (ppt) Dial Corp U. S. Market Share (Dollars) Source: IRI Scan 1997-2000; ACNielsen 2001-2002 Scan + Panel U. S. Personal Cleansing Category

2002 YTD Dial Corporation has lead all manufacturers in consumption growth, as measured in dollars. Dial P&G Unilever Colgate East 5 -4.5 -0.4 3.2 Category Growth +1% Manufacturer YTD % Chg vs. YA Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel U. S. Personal Cleansing Category

2002 YTD Dial Corporation has lead all manufacturers in absolute share growth. Dial P&G Unilever Colgate East 0.7 -1 -0.5 0.4 Manufacturer $ Share Change vs. YA Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel U. S. Personal Cleansing Category

Dial Corp Bar Soaps

Dial Drivers - Bar Soaps The Bar Soap Segment is the largest segment within Personal Cleansing. Source: ACNielsen 52 Wks ending 8/10/02 Scan + Panel Bars Body Wash Liquid Hand % of Rev. 58.4 25.6 14.3 Bar Soaps Body Wash Liquid Hand 58.4% U. S. Segment $ Shares

Dial Drivers - Bar Soaps Deod. Bars Skin Care Bars Plain & Pure Bars 675 550 90 Consumers and retailers group the Bar Soap Segment by Deodorant Bars, Skin Care Bars, and Plain/Pure Bars. Deodorant Bars the are the largest of the three segments. $675MM $550MM $100MM Source: ACNielsen 52 Wks ending 8/10/02 Scan + Panel U. S. Segment $ Sales

Dial Drivers - Bar Soaps The Bar Soap Segment sales have been weak, driven by Body Wash cannibalization. Deod Bars Skin Care Bars Plain/Pure Bars East -0.7 1.6 -4.5 Category Growth -0.2% 1997 - 2001 $ Sales CAGR Source: IRI Scan 1997-2000; ACNielsen 2001 Scan + Panel

Dial Drivers - Bar Soaps Within Deodorant Bars, Dial is the market leader with its Dial and Coast brands accounting for nearly 1/3 of all Deodorant Bar Soap sales. Dial Corp Colgate P&G Unilever A/O % of Rev. 33 25 20 22 2 Dial Colgate Unilever P&G 32% 22% 20% 24% U. S. Deodorant Bar Segment $ Shares A/O 2% Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel

Dial Drivers - Bar Soaps Dial's leadership is driven by the strong equity it has built with consumers over the years. Lever Irish Dial 2000 Zest Spring Brand I Trust 54% 34% 32% 24% Brand I Enjoy Using 38% 26% 22% 14% Brand I Know Well 61% 37% 39% 35% Worth the Price You Pay 47% 33% 29% 22% Equity Ratings Among Females Source: Arbor Tracking Study

Dial Drivers - Bar Soaps Within the Deodorant Bar Segment, fragrance and skin care are the two most important attributes. Drivers of Brand Choice Skin Care Fragrance Cleansing Price/Value Habit 57% 43% 12% 14% 6% Females 31% 41% 17% 13% 12% Males Source: Arbor Tracking Study

Dial Drivers - Bar Soaps Dial's bar initiatives have been focused on Fragrance and Skin Care. 2002 2001 2000 1999 1998

Dial Drivers - Bar Soaps Dial's bar initiatives, coupled with its strong equity have increased share over 4 points in the last 5 years. 1997 1998 1999 2000 2001 2002 YTD Dial 23.9 25.3 27.6 28.3 26.8 28 Dial Branded Bar Share of U. S. Deodorant Bar Segment ($) Source: IRI Scan 1997-2000; ACNielsen 2001-2002 Scan + Panel

Dial Corp - Liquid Hand Soaps

Dial Drivers - Liquid Hand Bars Body Wash Liquid Hand % of Rev. 58.4 25.6 14.3 Bars Body Wash Liquid Hand 14.3% Liquid Hand Soaps represent just under 15% of the total Personal Cleansing Segment. Source: ACNielsen 52 Wks ending 8/10/02 Scan + Panel U. S. Segment $ Shares

1997 1998 1999 2000 2001 2002 Est East 271 288 287 303 320 332 Dial Drivers - Liquid Hand Liquid Hand Soaps have grown consistently over the past 5 years. U. S. Liquid Hand Soap Segment Consumption ($) Source: IRI Scan 1997-2000; ACNielsen 2001-2002 Scan + Panel

Dial Corporation is #2 behind Colgate's Softsoap brand, with a 24 share. Softsoap Dial Private Label A/O % of Rev. 43 24 20 13 Liquid Dial Softsoap 24% 43% 20% Private Label Dial Drivers - Liquid Hand U. S. Liquid Hand Soap Segment $ Shares All Other 13% Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel

Dial Drivers - Liquid Hand Liquid Dial's #2 position and strong share traces to its strong antibacterial equity. Dial's opportunity lies in aesthetics. Gets you really clean Recommended by doctors and hospitals Has packaging I like Looks attractive at the sink 83 46 50 53 Liquid Dial 76 25 62 63 Softsoap Source: Arbor Tracking Study Equity Ratings Among Females

Liquid Dial's initiatives have been focused on appearance, fragrance, and antibacterial. 2002 2001 2000 1999 1998 Dial Drivers - Liquid Hand

Liquid Dial's initiatives have driven 5 share points of growth over the past 5 years. 1998 1999 2000 2001 2002 Dial 18.8 20.4 23.1 23.3 23.8 Dial Drivers - Liquid Hand Liquid Dial Share of U. S. Liq Hand Category ($) Source: IRI Scan 1997-2000; ACNielsen 2001-2002 Scan + Panel

Dial Corp - Body Wash

Dial Drivers - Body Wash $__MM $__MM $__MM Bars Body Wash Liquid Hand % of Rev. 58.4 25.6 14.3 Bars Body Wash Liquid Hand 25.6% The Body Wash segment is the 2nd largest segment and the fastest growing segment. Source: ACNielsen 52 Wks ending 8/10/02 Scan + Panel U. S. Segment $ Shares

Dial Drivers - Body Wash The Body Wash Segment has nearly doubled over the past 5 years with a 12% CAGR since 1997. 1997 - 2002 CAGR = 12% 1997 1998 1999 2000 2001 2002 Est East 325 371 440 535 565 595 U. S. Body Wash Segment Consumption ($) Source: IRI Scan 1997-2000; ACNielsen 2001-2002 Scan + Panel

Dial Drivers - Body Wash Dial Corporation is #3 in the market, trailing P&G and Unilever. Unilever P&G Dial Colgate All Other % of Rev. 45 19 12 11 13 Dial Colgate Unilever P&G 12% 11% 45% 19% U. S. Body Wash Segment $ Shares All Other 13% Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel

Dial Drivers - Body Wash 1997 - 2002 CAGR +36% YTD '02 growth +53% Dial has led the category in growth over the last several years, as 2001 was the 5th consecutive year of double digit growth. 1997 1998 1999 2000 2001 2002 Est East 17.1 27.9 34.6 37.8 55 84 Body Wash Sales Source: Dial Corporation Revenue

Dial Drivers - Body Wash Skin Care and Fragrance are the two most important attributes that consumers look for in Body Wash. Skin Care Fragrance Price/Value Cleansing 53% 48% 20% 11% Females Source: Arbor Tracking Study Drivers of Brand Choice

Dial Drivers - Body Wash Dial's Body Wash initiatives have focused on packaging, fragrance, and skin care. 2002 2001 2000 1999 1998

Dial Drivers - Body Wash Dial's Body Wash initiatives have increased share 7 points in the last 5 years. In 2001 Dial's Body Wash growth accounted for 2/3 of the total segment growth. 1997 1998 1999 2000 2001 2002 Dial 5.2 6.4 6.6 9 10 11.9 Dial Corp Share of U. S. Body Wash Category ($) Source: IRI Scan 1997-2000; ACNielsen 2001-2002 Scan + Panel

Dove Dial Olay Tone Lever2000 Caress Softsoap 30.9 25.9 24 23 22.2 20.4 18.5 Dial Drivers - Body Wash Source: ACNielsen 2002 YTD ending 8/10/92 Food Data Dial Body Wash is positioned well for continued growth as it is one of the segment leaders in Sales Velocity (sales per # of items on the shelf) in Food and the #1 Body Wash with Men. U. S. Sales Velocity Ranking

Dial Personal Cleansing Outlook

Personal Cleansing Outlook Outlook is positive Strong revenue and profit performances Record year in 2001 for revenue, profits, and profit margin Strong 2002 results

Outlook is positive Strong revenue and profit performance Strong consumption growth More share growth than any other competing manufacturer Personal Cleansing Outlook

Personal Cleansing Outlook

All core Personal Cleansing products are significantly outperforming their respective segments.

2002 YTD Consumption vs. YA

	Brand $ % Chg YA	Segment % Chg YA	Dial vs. Segment
Dial Bar	+1%	-1%	+2 pts
Coast Bar	flat	-1%	+1 pts
Tone Bar	+3%	flat	+3 pts
Liquid Dial	+9%	+4%	+5 pts
Dial Body Wash	+25%	+5%	+20 pts
Tone Body Wash	+103%	+5%	+98 pts

THE DIAL CORPORATION

Source: ACNielsen 2002 YTD ending 8/10/02 Scan + Panel

Outlook is positive Strong revenue and profit performance Strong consumption growth Strong gross profit expansion funding the consumption growth Shut down of Compton facility and consolidation with Hazleton facility Transfer of Dial Aloe Bar to Aurora facility Favorable mix shift to premium priced, premium margin products Personal Cleansing Outlook

Outlook is positive Strong revenue and profit performance Strong consumption growth Strong gross profit expansion funding the consumption growth Strong early success of 1st Half '02 new products Personal Cleansing Outlook

H1 '02 New Product Activity Bars Body Washes Personal Cleansing Outlook

Outlook is positive Strong revenue and profit performance Strong consumption growth Strong gross profit expansion funding the consumption growth Strong early success of H1 '02 new products Strong new product plan for H2 '02 Personal Cleansing Outlook

Bars Body Washes Liquid Hand H2 '02 New Product Activity Personal Cleansing Outlook

Outlook is positive Strong revenue and profit performance Strong consumption growth Strong gross profit expansion funding the consumption growth Strong early success of H1 '02 new products Strong new product plan for H1 '03 4 new products scheduled for H1 '03 Personal Cleansing Outlook